                                                                    EXHIBIT (24)
                            FIRST UNION CORPORATION
                               POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, including any and all amendments to such Registration Statement, relating to the shares of the Corporation's Common Stock (including the rights attached thereto) that are issuable in connection with the proposed acquisition of Brentwood National Bank by the Corporation, and to sign any and all amendments thereto.

                      SIGNATURE                                                      CAPACITY
                       EDWARD E. CRUTCHFIELD            Chairman and Chief Executive Officer and Director
                EDWARD E. CRUTCHFIELD
                           ROBERT T. ATWOOD             Executive Vice President and Chief Financial Officer
                   ROBERT T. ATWOOD
                             JAMES H. HATCH             Senior Vice President and Corporate Controller (Principal
                                                          Accounting Officer)
                    JAMES H. HATCH
                          G. ALEX BERNHARDT             Director
                  G. ALEX BERNHARDT
                           W. WALDO BRADLEY             Director
                   W. WALDO BRADLEY
                            ROBERT J. BROWN             Director
                   ROBERT J. BROWN
                            ROBERT D. DAVIS             Director
                   ROBERT D. DAVIS
                          R. STUART DICKSON             Director
                  R. STUART DICKSON
                                B.F. DOLAN              Director
                      B.F. DOLAN
                           RODDEY DOWD, SR.             Director
                   RODDEY DOWD, SR.
                           JOHN R. GEORGIUS             Director
                   JOHN R. GEORGIUS
                      WILLIAM N. GOODWIN, JR.           Director
               WILLIAM N. GOODWIN, JR.

                          BRENTON S. HALSEY             Director
                  BRENTON S. HALSEY
                          HOWARD H. HAWORTH             Director
                  HOWARD H. HAWORTH
                       TORRENCE E. HEMBY, JR.           Director
                TORRENCE E. HEMBY, JR.
                         LEONARD G. HERRING             Director
                  LEONARD G. HERRING
                           JACK A. LAUGHERY             Director
                   JACK A. LAUGHERY
                               MAX LENNON               Director
                      MAX LENNON
                          RADFORD D. LOVETT             Director
                  RADFORD D. LOVETT
                         HENRY D. PERRY, JR.            Director
                 HENRY D. PERRY, JR.
                        RANDOLPH N. REYNOLDS            Director
                 RANDOLPH N. REYNOLDS
                              RUTH G. SHAW              Director
                     RUTH G. SHAW
                             LANTY L. SMITH             Director
                    LANTY L. SMITH
                           DEWEY L. TROGDON             Director
                   DEWEY L. TROGDON
                                                        Director
                    JOHN D. UIBLE
                               B. J. WALKER             Director
                     B. J. WALKER
                         KENNETH G. YOUNGER             Director
                  KENNETH G. YOUNGER

August 15, 1995
Charlotte, NC